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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2005
                                (APRIL 18, 2005)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


              LOUISIANA                             0-23383                            72-1395273
   (State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           incorporation)                                                                 No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On April 18, 2005, management of OMNI Energy Services Corp. (the "Company") concluded in consultation with the Company's Audit Committee that previously issued audited financial statements of the Company included in its Form 10-K/A (dated September 14, 2004) for the year ended December 31, 2003 and previously issued unaudited interim financial statements included in the Forms 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, should no longer be relied upon due to errors included in such financial statements. Management and the Audit Committee have discussed this matter with the Company's independent registered public accounting firm.

         The Company reflected the effects of the restatements outlined below on the year ended December 31, 2003 and the 2004 quarterly financial statements in its 2004 Form 10-K.

         Due to the lock-box arrangement and the subjective acceleration clause of the Company's line of credit agreement, the balance sheet as of December 31, 2003 has been restated to classify the line of credit as a current liability as required by EITF 95-22, "Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that include both a Subjective Acceleration Clause and a Lock-Box Arrangement."

         Furthermore, the Company restated its previously issued unaudited financial statements for the two interim periods ended June 30, 2004 and September 30, 2004 to correct an error that arose as a result of the incorrect calculation of the valuation of certain warrants and the beneficial conversion features originally recorded on certain convertible debentures entered into during April 2004. This error resulted in an understatement in the amount recorded as convertible debentures, net of discounts and an overstatement in the amount recorded as additional paid in capital of $1.4 million. Furthermore, the amount of these debt discounts, the beneficial conversion features and loss on extinguishments of debt charged to expense were overstated. In addition, the Company restated its previously issued unaudited financial statements for the first two quarterly periods of 2004 to correctly classify its line of credit as a current liability.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 OMNI ENERGY SERVICES CORP.
Dated:  April 22 , 2005

                                                 By: /s/ G. Darcy Klug
                                                     ---------------------------
                                                 Name: G. Darcy Klug
                                                 Title: Executive Vice President